Exhibit 99.1

Microbot Medical® Receives Its First International Regulatory Approval for the Commercialization of the LIBERTY® Endovascular Robotic System

Israel becomes the second jurisdiction and the first outside of the U.S. to grant marketing clearance for the LIBERTY System

The AMAR regulatory approval will enable the Company to obtain a Free Sale Certificate to support submissions and commercial activities in additional jurisdictions

HINGHAM, Mass., May 26, 2026 — Microbot Medical Inc. (Nasdaq: MBOT), developer and distributor of the innovative LIBERTY® Endovascular Robotic System, announced that it has achieved a significant regulatory milestone as Israel becomes the second jurisdiction — and the first outside of the U.S. — to grant marketing clearance for the LIBERTY System. The regulatory approval from the Israeli Ministry of Health’s AMAR Division, the authority responsible for medical device regulation in Israel, allows the Company to market and commercialize the LIBERTY System in Israel, which also enables the Company to obtain a Free Sale Certificate to support submissions and commercial activities in additional jurisdictions. The Company continues to pursue CE Mark certification and is working toward completion by the end of 2026, in preparation for the next phase of commercial expansion into the EU market.

The expansion into international markets follows the successful launch of the LIBERTY System in the U.S. which continues to be the focused territory for the Company. Multiple accounts and hospitals in Georgia, Florida, New York, Massachusetts, Michigan, and North Carolina have already adopted the LIBERTY System.

“This is an important regulatory milestone for the LIBERTY System and demonstrates that, as a Company, we are continuing to execute on our growth strategies and making meaningful progress toward our overall commercial objectives,” commented Harel Gadot, Chairman, CEO and President. “The AMAR approval gives us marketing clearance and supports commercialization efforts in Israel, and we are already in advanced discussions to expedite the commercialization process and accelerate the adoption of the system there, while leveraging this approval and experience to pursue additional relevant markets.”

LIBERTY is the only FDA-cleared, single-use, remotely operated robotic system for peripheral endovascular procedures, and it is designed for precise vascular navigation while aiming to reduce radiation exposure and physical strain.

About Microbot Medical

Microbot Medical Inc. (NASDAQ: MBOT) is a commercial stage medical device company focused on transforming endovascular procedures through advanced robotic technology. Microbot’s LIBERTY® Endovascular Robotic System is the first single-use, remotely operated robotic solution designed for precision, efficiency and safety. Backed by a strong intellectual property portfolio and a commitment to innovation, Microbot is driving the future of endovascular care.

Learn more at www.microbotmedical.com and connect on LinkedIn and X.

Safe Harbor

Statements to future financial and/or operating results, future adoption of products, future growth in research, technology, clinical development, commercialization and potential opportunities for Microbot Medical Inc. and its subsidiaries, along with other statements about the future expectations, beliefs, goals, plans, or prospects expressed by management, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and the Federal securities laws. Any statements that are not historical fact (including, but not limited to statements that contain words such as “contemplates,” “continues,” “could,” “forecasts,” “intends,” “may,” “might,” “possible,” “potential,” “predicts,” “projects,” “should,” “would,” “will,” “believes,” “plans,” “anticipates,” “expects,” “estimates” and similar expressions) should also be considered to be forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements involve risks and uncertainties, including, without limitation, market conditions, risks inherent in the commercialization of the LIBERTY® Endovascular Robotic System, and in the development of future versions of or applications for the system, uncertainty in the results of regulatory pathways and regulatory approvals, uncertainty resulting from political, social and geopolitical conditions, particularly any changes in personnel or processes or procedures at the FDA and announcements of tariffs on imports into the U.S., disruptions resulting from new and ongoing hostilities between Israel and the Palestinians, Iran and other neighboring countries, and maintenance of intellectual property rights. Additional information on risks facing Microbot Medical® can be found under the heading “Risk Factors” in Microbot Medical’s periodic reports filed with the Securities and Exchange Commission (SEC), which are available on the SEC’s web site at www.sec.gov. Microbot Medical® disclaims any intent or obligation to update these forward-looking statements, except as required by law.

Contacts:

IR@microbotmedical.com

Media@microbotmedical.com